UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2022

BURGERFI INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38417	82-2418815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 US Highway 1 North Palm Beach, Florida	33408
(Address of Principal Executive Offices)	(Zip Code)

(561) 844-5528

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2022, BurgerFi International, Inc., a Delaware corporation (the “Company”), filed a Certificate of Change of Registered Agent and/or Registered Office (the “Certificate of Change”) with the Secretary of State of Delaware in accordance with the Delaware General Corporation Law to change the Company’s registered agent to Corporate Creations Network Inc. and its registered office to 3411 Silverside Road, Tatnall Building #104, Wilmington, DE 19810, County of New Castle. Pursuant to the Delaware General Corporation Law, the Certificate of Change was approved by the Company’s Board of Directors (the “Board”). The Certificate of Change has the effect of amending Article Second of the Amended and Restated Certificate of Incorporation of the Company, effective as of the date of filing the Certificate of Change. A copy of the Certificate of Change is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Also on March 23, 2022, the Company made conforming amendments to the Company’s Amended and Restated Bylaws to update the Company’s registered agent and registered office as well as amendments to remove references to the Company’s former name and remove a provision prohibiting stockholders from acting by written consent in lieu of a meeting. Pursuant to Section 8.8 of the Amended and Restated Bylaws, the amendments were approved by the Board. A copy of the Second Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

3.1	Certificate of Change of Registered Agent and/or Registered Office.

3.2	Second Amended and Restated Bylaws of BurgerFi International, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2022

BURGERFI INTERNATIONAL, INC.

By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp Chief Legal Officer and Corporate Secretary